Exhibit 99.25

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-E

KEY PERFORMANCE FACTORS
November 30, 1998



        Expected B Maturity                                         4/15/02


        Blended Coupon                                              5.4666%



        Excess Protection Level
          3 Month Average   5.43%
          November, 1998   5.72%
          October, 1998   6.14%
          September, 1998   4.41%


        Cash Yield                                  17.99%


        Investor Charge Offs                         4.96%


        Base Rate                                    7.31%


        Over 35 Day Delinquency                      5.37%


        Seller's Interest                            9.39%


        Total Payment Rate                          13.51%


        Total Principal Balance                     $40,339,382,471.40


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $3,787,462,952.91